Exhibit 99

Investor Relations: Andrea Bolyard | (262) 893-0562 | andrea_bolyard@mgic.com

MGIC Investment Corporation Reports Third Quarter 2026 Results
Third Quarter 2026 Net Income of $175.0 million or $0.85 per Diluted Share
Third Quarter 2026 Adjusted Net Operating Income (Non-GAAP) of $174.7 million or $0.85 per Diluted Share

MILWAUKEE (November 4, 2026) - MGIC Investment Corporation (NYSE: MTG) today reported operating and financial results for the third quarter of 2026.

Tim Mattke, CEO of MTG and Mortgage Guaranty Insurance Corporation (“MGIC”) said, “Our third quarter results demonstrate the continued strength and consistency of our business. Our nearly 70 years of experience across market cycles reinforces the importance of a thoughtful, disciplined approach. We remain focused on maintaining financial strength, serving our customers and managing the business for the long term.”

SUMMARY FINANCIAL METRICS	Quarter ended
($ in millions, except where otherwise noted)	Q3 2026	Q2 2026	Q3 2025
Net income	$175.0	$182.1	$191.1
Net income per diluted share	$0.85	$0.86	$0.83
Adjusted net operating income	$174.7	$183.7	$190.8
Adjusted net operating income per diluted share	$0.85	$0.87	$0.83
New insurance written (NIW) (billions)	$17.1	$17.8	$16.5
Net premiums earned	$238.5	$238.1	$241.8
Insurance in force (billions)	$307.3	$304.8	$300.8
Annual persistency	82.5%	83.3%	85.0%
Losses incurred, net	$23.9	$11.0	$10.9
Primary delinquency inventory	27,814	26,152	25,747
Primary IIF delinquency rate (count based)	2.52%	2.37%	2.32%
Loss ratio	10.0%	4.6%	4.5%
Underwriting expense ratio	19.1%	19.8%	21.1%
In force portfolio yield (bps)	37.9	37.8	38.3
Net premium yield (bps)	31.2	31.3	32.3
Annualized return on equity	14.2%	14.5%	14.8%
Book value per common share outstanding	$24.06	$24.27	$22.87
Adjust for AOCI	$1.62	$0.81	$0.71
Tangible book value per share	$25.68	$25.08	$23.58

CAPITAL AND LIQUIDITY	As of
($ in billions, except where otherwise noted)	September 30, 2026	June 30, 2026	September 30, 2025
PMIERs available assets	$5.8	$5.6	$5.9
PMIERs excess	$2.8	$2.7	$2.5
Holding company liquidity (millions)	$783	$930	$858

THIRD QUARTER 2026 HIGHLIGHTS
•We repurchased 5.1 million shares of common stock for $152.5 million.
•We paid a dividend of $0.17 per common share to shareholders.
•We executed a traditional excess-of-loss reinsurance transaction which provides up to $168 million of reinsurance coverage on eligible NIW in 2027.
•We have amended the terms on our 2023 quota share reinsurance transaction with certain participants from the existing reinsurance panel. The quota share cede rate will decrease from 25% to 23.98%, effective December 31, 2026.
•We exercised our option to terminate the reinsurance agreement with Home Re 2021-2, Ltd., as such, the insurance-linked notes were redeemed in full.

FOURTH QUARTER 2026 HIGHLIGHTS
•We agreed to terms for a 40% quota share reinsurance transaction covering eligible 2028 NIW and a 20% quota share reinsurance transaction covering eligible 2029 NIW with unaffiliated reinsurers.
•We declared a dividend of $0.17 per common share to shareholders payable on November 23, 2026, to shareholders of record at the close of business on November 12, 2026.
•In October we repurchased an additional 2.5 million shares of our common stock for $70.2 million.
•In November, MGIC paid a dividend of $350 million to the holding company.

Conference Call and Webcast Details
MGIC Investment Corporation will hold a conference call November 5, 2026, at 10:00 a.m. ET to allow securities analysts and shareholders the opportunity to hear management discuss the company’s quarterly results. Individuals interested in joining by telephone should register for the call at https://register-conf.media-server.com/register/BIe1a508624b6c43b7bd1e0889d1ccf354 to receive the dial-in number and unique PIN to access the call. It is recommended that you join the call at least 10 minutes before the conference call begins. The call is also being webcast and can be accessed at the company's website at http://mtg.mgic.com/ under "Newsroom." A replay of the webcast will be available on the company’s website through December 31, 2026.
About MGIC
Mortgage Guaranty Insurance Corporation (MGIC) (www.mgic.com), the principal subsidiary of MGIC Investment Corporation, provides mortgage insurance solutions that support responsible credit risk management for mortgage lenders and investors and enable borrowers to qualify for mortgages with lower down payments. As the founder and longstanding leader of today's private mortgage insurance industry, MGIC continues to guide the industry’s evolution while serving as a trusted partner to lenders across the country.

This press release, which includes certain additional statistical and other information, including non-GAAP financial information and a supplement that contains various portfolio statistics, are all available on the Company's website at https://mtg.mgic.com/ under “Newsroom.”

From time to time MGIC Investment Corporation releases important information via postings on its corporate website, and via postings on MGIC’s website for information related to underwriting and pricing, and intends to continue to do so in the future. Such postings include corrections of previous disclosures and may be made without any other disclosure. Investors and other interested parties are encouraged to enroll to receive automatic email alerts and Really Simple Syndication (RSS) feeds regarding new postings. Enrollment information for MGIC Investment Corporation alerts can be found at https://mtg.mgic.com/shareholder-services/email-alerts. For information about our underwriting and rates, see https://www.mgic.com/underwriting.

Use of Non-GAAP financial measures
We believe that use of the Non-GAAP financial measures of adjusted pre-tax operating income (loss), adjusted net operating income (loss) and adjusted net operating income (loss) per diluted share facilitate the evaluation of the company's core financial performance thereby providing relevant information to investors. These measures are not recognized in accordance with accounting principles generally accepted in the United States of America (GAAP) and should not be viewed as alternatives to GAAP measures of performance.

Adjusted pre-tax operating income (loss) is defined as GAAP income (loss) before tax, excluding the effects of net realized investment gains (losses), gain and losses on debt extinguishment and infrequent or unusual non-operating items where applicable.

Adjusted net operating income (loss) is defined as GAAP net income (loss) excluding the after-tax effects of net realized investment gains (losses), gain and losses on debt extinguishment and infrequent or unusual non-operating items where applicable. The amounts of adjustments to components of pre-tax operating income (loss) are tax effected using a federal statutory tax rate of 21%.

Adjusted net operating income (loss) per diluted share is calculated in a manner consistent with the accounting standard regarding earnings per share by dividing (i) adjusted net operating income (loss) by (ii) diluted weighted average common shares outstanding, which reflects share dilution from unvested restricted stock units.

Although adjusted pre-tax operating income (loss) and adjusted net operating income (loss) exclude certain items that have occurred in the past and are expected to occur in the future, the excluded items represent items that are: (1) not viewed as part of the operating performance of our primary activities; or (2) impacted by both discretionary and other economic or regulatory factors and are not necessarily indicative of operating trends, or both. These adjustments, along with the reasons for their treatment, are described below. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these adjustments. Other companies may calculate these measures differently. Therefore, their measures may not be comparable to those used by us.

(1)Net realized investment gains (losses). The recognition of net realized investment gains or losses can vary significantly across periods as the timing of individual securities sales is highly discretionary and is influenced by such factors as market opportunities, our tax and capital profile, and overall market cycles.
(2)Gains and losses on debt extinguishment. Gains and losses on debt extinguishment result from discretionary activities that are undertaken to enhance our capital position, and/or improve our debt profile.
(3)Infrequent or unusual non-operating items. Items that are non-recurring in nature and are not part of our primary operating activities.

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2026	2025	2026	2025

Net premiums written	$235,302	$235,228	$700,207	$707,958
Revenues
Net premiums earned	$238,459	$241,750	$711,879	$729,791
Net investment income	60,907	62,210	182,114	184,648
Net gains (losses) on investments and other financial instruments	(382)	162	(2,777)	(523)
Other revenue	96	383	329	1,068
Total revenues	299,080	304,505	891,545	914,984
Losses and expenses
Losses incurred, net	23,939	10,928	68,167	17,684
Underwriting and other expenses, net	44,928	49,610	138,611	154,765
Interest expense	8,906	8,906	26,704	26,704
Total losses and expenses	77,773	69,444	233,482	199,153
Income before tax	221,307	235,061	658,063	715,831
Provision for income taxes	46,335	43,966	135,643	146,794
Net income	$174,972	$191,095	$522,420	$569,037
Net income per diluted share	$0.85	$0.83	$2.47	$2.39

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
EARNINGS PER SHARE (UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2026	2025	2026	2025
Net income - basic and diluted	$174,972	$191,095	$522,420	$569,037
Basic weighted average common shares outstanding	204,114	229,308	210,013	236,541
Dilutive effect of unvested restricted stock units	1,307	2,068	1,460	2,017
Diluted weighted average common shares outstanding	205,421	231,376	211,473	238,558

Diluted earnings per share	$0.85	$0.83	$2.47	$2.39

NON-GAAP RECONCILIATIONS

Reconciliation of Income before tax / Net income to Adjusted pre-tax operating income / Adjusted net operating income
	Three Months Ended September 30,
	2026			2025
(In thousands, except per share amounts)	Pre-tax	Tax Effect	Net (after-tax)	Pre-tax	Tax Effect	Net (after-tax)
Income before tax / Net income	$221,307	$46,335	$174,972	$235,061	$43,966	$191,095
Adjustments:
Net realized investment (gains) losses	(377)	(79)	(298)	(391)	(82)	(309)
Adjusted pre-tax operating income / Adjusted net operating income	$220,930	$46,256	$174,674	$234,670	$43,884	$190,786

Reconciliation of Net income per diluted share to Adjusted net operating income per diluted share
Weighted average shares - diluted			205,421			231,376
Net income per diluted share			$0.85			$0.83
Net realized investment (gains) losses			0.00			0.00
Adjusted net operating income per diluted share			$0.85			$0.83

Reconciliation of Income before tax / Net income to Adjusted pre-tax operating income / Adjusted net operating income
	Nine Months Ended September 30,
	2026			2025
(In thousands, except per share amounts)	Pre-tax	Tax Effect	Net (after-tax)	Pre-tax	Tax Effect	Net (after-tax)
Income before tax / Net income	$658,063	$135,643	$522,420	$715,831	$146,794	$569,037
Adjustments:
Net realized investment (gains) losses	1,386	291	1,095	1,234	259	975
Adjusted pre-tax operating income / Adjusted net operating income	$659,449	$135,934	$523,515	$717,065	$147,053	$570,012

Reconciliation of Net income per diluted share to Adjusted net operating income per diluted share
Weighted average shares - diluted			211,473			238,558

Net income per diluted share			$2.47			$2.39
Net realized investment (gains) losses			0.01			0.00
Adjusted net operating income per diluted share			$2.48			$2.39

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

	September 30,	December 31,	September 30,
(In thousands, except per share data)	2026	2025	2025
ASSETS
Investments (1)	$5,537,858	$5,807,662	$5,884,989
Cash and cash equivalents	215,376	368,989	266,901
Restricted cash and cash equivalents	8,414	6,525	4,891
Reinsurance recoverable on loss reserves (2)	80,588	65,055	57,565
Home office and equipment, net	31,069	32,454	32,737
Deferred insurance policy acquisition costs	6,913	8,377	9,394
Deferred income taxes, net	139,554	18,512	59,486
Other assets	350,611	331,912	309,680
Total assets	$6,370,383	$6,639,486	$6,625,643

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Loss reserves (2)	$499,468	$474,884	$452,160
Unearned premiums	81,354	93,026	98,527
Senior notes	647,241	646,138	645,770
Other liabilities	294,996	277,887	256,487
Total liabilities	1,523,059	1,491,935	1,452,944
Shareholders' equity	4,847,324	5,147,551	5,172,699
Total liabilities and shareholders' equity	$6,370,383	$6,639,486	$6,625,643
Book value per share (3)	$24.06	$23.47	$22.87

(1) Investments include net unrealized gains (losses) on securities	$(395,554)	$(152,767)	$(168,349)
(2) Loss reserves, net of reinsurance recoverable on loss reserves	$418,880	$409,829	$394,595
(3) Shares outstanding	201,482	219,367	226,155

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
ADDITIONAL INFORMATION - NEW INSURANCE WRITTEN

	2026			2025		Year-to-date
	Q3	Q2	Q1	Q4	Q3	2026	2025
New primary insurance written (NIW) (billions)	$17.1	$17.8	$14.4	$17.1	$16.5	$49.3	$43.1

Monthly (including split premium plans) and annual premium plans	16.5	17.2	13.9	16.6	16.1	47.6	42.0
Single premium plans	0.6	0.6	0.5	0.5	0.4	1.7	1.1

Product mix as a % of primary NIW
Credit score < 680	5%	5%	5%	5%	4%	5%	4%
>95% LTVs	15%	15%	14%	15%	17%	15%	15%
>45% DTI	29%	25%	25%	26%	27%	26%	28%
Singles	3%	3%	4%	3%	2%	3%	2%
Refinances	5%	10%	21%	17%	6%	11%	6%

New primary risk written (billions)	$4.5	$4.6	$3.8	$4.4	$4.4	$12.9	$11.3

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
ADDITIONAL INFORMATION - INSURANCE IN FORCE and RISK IN FORCE

	2026			2025
	Q3	Q2	Q1	Q4	Q3
Primary Insurance In Force (IIF) (billions)	$307.3	$304.8	$302.7	$303.1	$300.8
Average Loan Size of IIF (thousands)	279.0	$275.8	$273.4	$272.4	$270.6
Total # of loans	1,101,569	1,105,114	1,106,958	1,112,727	1,111,855
Annual Persistency	82.5%	83.3%	84.0%	84.8%	85.0%

Premium Yield
In force portfolio yield (1)	37.9	37.8	38.0	38.0	38.3
Premium refunds (2)	(0.2)	(0.2)	(0.3)	(0.4)	(0.3)
Accelerated earnings on single premium	0.2	0.2	0.2	0.3	0.2
Total direct premium yield	37.9	37.8	37.9	37.9	38.2
Ceded premiums earned, net of profit commission and other premiums (3)	(6.7)	(6.5)	(6.8)	(6.7)	(5.9)
Net premium yield	31.2	31.3	31.1	31.2	32.3

Primary Risk In Force (RIF) (billions)	$82.5	$81.8	$81.2	$81.2	$80.6
By credit score (%) (4)
760 & >	45%	45%	45%	45%	45%
740-759	18%	18%	18%	18%	18%
720-739	14%	14%	14%	14%	14%
700-719	10%	10%	10%	10%	10%
680-699	7%	7%	7%	7%	7%
660-679	3%	3%	3%	3%	3%
640-659	2%	2%	2%	2%	2%
639 & <	1%	1%	1%	1%	1%

Average Coverage Ratio (RIF/IIF)	26.8%	26.8%	26.8%	26.8%	26.8%
(1) Total direct premiums earned, excluding premium refunds and accelerated premiums from single premium policy cancellations divided by average primary insurance in force.
(2) Premium refunds and our estimate of refundable premium on our delinquency inventory divided by average primary insurance in force.
(3) Other premiums include our participation in GSE Credit Risk Transfer programs, of which the impact on the net premium yield was 0.4 bps in the third quarter of 2026.
(4) The credit score at the time of origination for a loan with multiple borrowers is the lowest of the borrowers’ “decision credit scores.” A borrower’s “decision credit score” is determined as follows: if there are three credit scores available, the middle credit score is used; if two credit scores are available, the lower of the two is used; if only one credit score is available, it is used.

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
ADDITIONAL INFORMATION - DELINQUENCY STATISTICS

	2026						2025
	Q3		Q2		Q1		Q4		Q3
Primary IIF - Delinquent Roll Forward - # of Loans
Beginning Delinquent Inventory	26,152		27,006		27,072		25,747		24,444
New Notices	14,412		12,433		13,791		14,489		13,582
Cures	(12,236)		(12,814)		(13,393)		(12,632)		(11,814)
Paid claims	(493)		(455)		(457)		(359)		(359)
Rescissions and denials	(21)		(18)		(7)		(13)		(18)
Other items removed from inventory (1)	—		—		—		(160)		(88)
Ending Delinquent Inventory	27,814		26,152		27,006		27,072		25,747

Primary IIF Delinquency Rate (count based)	2.52%		2.37%		2.44%		2.43%		2.32%
Primary claim received inventory included in ending delinquent inventory	342		355		383		398		333

Composition of Cures
Reported delinquent and cured intraquarter	3,723		3,031		3,973		3,917		3,606
Number of payments delinquent prior to cure
3 payments or less	5,304		6,391		6,262		5,734		5,141
4-11 payments	2,675		2,834		2,702		2,466		2,500
12 payments or more	534		558		456		515		567
Total Cures in Quarter	12,236		12,814		13,393		12,632		11,814

Composition of Paids
Number of payments delinquent at time of claim payment
3 payments or less	—		—		1		—		1
4-11 payments	65		48		57		32		32
12 payments or more	428		407		399		327		326
Total Paids in Quarter	493		455		457		359		359

Aging of Primary Delinquent Inventory
Consecutive months delinquent
3 months or less	10,495	38%	9,268	35%	9,655	36%	10,389	38%	9,817	38%
4-11 months	9,906	35%	9,682	37%	10,289	38%	9,559	35%	8,858	34%
12 months or more	7,413	27%	7,202	28%	7,062	26%	7,124	27%	7,072	28%

Number of payments delinquent
3 payments or less	14,073	51%	12,874	49%	13,376	49%	14,121	52%	13,406	52%
4-11 payments	9,207	33%	8,905	34%	9,364	35%	8,747	32%	8,122	32%
12 payments or more	4,534	16%	4,373	17%	4,266	16%	4,204	16%	4,219	16%

(1) Items removed from inventory are associated with commutations of coverage on non-performing policies.

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
ADDITIONAL INFORMATION - RESERVES and CLAIMS PAID

	2026			2025		Year-to-date
	Q3	Q2	Q1	Q4	Q3	2026	2025
Reserves (millions)
Primary direct loss reserves	$435	$428	$435	$412	$392
Primary average direct reserve per delinquency (thousands)	$17.9	$18.7	$18.4	$17.4	$17.5
Average claim rate	22.6%	23.8%	23.4%	22.7%	23.1%
Average severity (thousands)	$69.0	$68.6	$68.6	$66.9	$65.9
Average RIF on delinquent loans (thousands)	$65.7	$65.3	$65.4	$63.8	$62.7

Losses Incurred (millions)
Current quarter losses incurred, net (1)	$58	$54	$64	$62	$58
Prior period losses incurred, net	$(34)	$(43)	$(31)	$(31)	$(47)
Losses incurred, net	$24	$11	$33	$31	$11
New notice claim rate	7.5%	7.5%	7.5%	7.5%	7.5%
New notice severity (thousands)	$65.8	$66.6	$67.2	$67.4	$65.2

Net Paid Claims (millions) (2)	$21	$21	$17	$16	$14	$59	$38
Primary Average Claim Payment (thousands)	$50.6	$54.7	$42.7	$46.1	$39.7	$49.3	$38.4

(1) Current quarter losses incurred, net represents the amount estimated to ultimately be paid on new notices received during the period.
(2) Net paid claims, as presented, does not include amounts received in conjunction with terminations or commutations of reinsurance agreements.

MGIC INVESTMENT CORPORATION AND SUBSIDIARIES
ADDITIONAL INFORMATION - REINSURANCE AND MI RATIOS

	2026			2025		Year-to-date
	Q3	Q2	Q1	Q4	Q3	2026	2025
Quota Share Reinsurance
% NIW subject to reinsurance	88.4%	87.6%	86.4%	86.2%	88.2%	87.5%	87.7%
Ceded premiums written and earned (millions)	$38.8	$35.6	$37.8	$38.9	$32.0	$112.2	$90.0
Ceded losses incurred (millions)	$10.2	$8.4	$12.0	$11.9	$6.1	$30.6	$16.5
Ceding commissions (millions) (included in underwriting and other expenses)	$15.0	$14.1	$13.4	$13.4	$12.9	$42.5	$36.7
Profit commission (millions) (included in ceded premiums)	$36.0	$35.1	$29.1	$28.3	$32.6	$100.2	$93.6

Excess-of-Loss Reinsurance
Ceded premiums earned (millions)	$15.6	$16.3	$17.8	$14.8	$16.2	$49.7	$46.3

Loss ratio	10.0%	4.6%	14.1%	13.2%	4.5%	9.6%	2.4%
Underwriting expense ratio	19.1%	19.8%	20.5%	19.9%	21.1%	19.8%	21.9%

Mortgage Guaranty Insurance Corporation - Risk to Capital	9.6:1	9.9:1	9.6:1	10.0:1	9.7:1
Combined Insurance Companies - Risk to Capital	9.6:1	9.9:1	9.6:1	10.0:1	9.7:1

Safe Harbor Statement
Forward Looking Statements and Risk Factors:
This release contains forward looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on current assumptions, expectations, and projections and are subject to risks and uncertainties that could cause actual results to differ materially. Forward-looking statements consist of statements which relate to matters other than historical fact, including matters that inherently refer to future events. Among others, statements that include words such as "believe," "anticipate," "will" or "expect," or words of similar import, are forward-looking statements. Our actual results may differ, possibly materially, from those expressed or implied in such forward-looking statements. Factors and uncertainties that could cause actual results to differ can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in MGIC Investment Corporation’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Such factors and uncertainties include, without limitation:
•Our results are dependent on U.S. economic and housing market conditions; adverse conditions may cause a decrease in new insurance written and/or an increase in delinquencies, claim frequency, and claim severity. Additionally, if the volume of low down payment home mortgage originations declines, the amount of new insurance that we write could decline.
•The substantial majority of MGIC’s new insurance written is for loans purchased by Fannie Mae and Freddie Mac (“the GSEs”); therefore, changes to their business practices or legislative, regulatory or administrative reforms could materially affect our business and financial results.
•Failure to comply with the GSEs’ Private Mortgage Insurance Eligibility Requirements (“PMIERs”) could limit our operations, or at the extreme, lead to suspension or termination of eligibility to insure loans purchased by the GSEs.
•Loss reserve estimates are subject to uncertainties; actual losses may differ materially from estimates. Additionally, because reserves are established only upon delinquency, losses may disproportionately impact earnings in certain periods.
•We operate in a highly regulated environment at both the federal and state levels; regulatory changes or enforcement actions may adversely affect our operations and/or financial results.
•If we fail to meet the State Capital Requirements of Wisconsin, we could be prevented from writing new business in all jurisdictions; we could be prevented from writing new business in a particular jurisdiction if we fail to meet the state capital requirements of that jurisdiction.
•Pandemics, severe weather events, and climate related developments may negatively affect home prices and affordability, potentially leading to an increase in delinquencies, claim frequency, and claim severity. Actions by government authorities, including FHFA and the GSEs, to address climate related issues could similarly affect our results.
•The availability, cost, and capital credit for reinsurance may change due to market conditions or GSE actions, potentially requiring us to retain more risk and maintain additional capital.
•Our financial results may be impacted if lenders and investors seek alternatives to private mortgage insurance. In addition, changes in GSE programs, growth in government market share, or changes to regulatory capital rules to limit capital relief for mortgage insurance could affect our business in similar ways.
•The premium rates we charge may prove inadequate due to unknown future economic conditions, modelling limitations or errors, or other unexpected events.
•The length of time our insurance policies remain in force (“persistency”) affects our results. Among other things, persistency can be influenced by interest rates, borrower equity, refinancing activity, and mortgage insurance cancellation requirements.
•Instability in financial markets or counterparty failures, including by reinsurers or mortgage servicers, could increase our credit risk and losses.
•Ineffective risk management programs, inaccurate data or model errors could impair our ability to identify and respond to risks, and materially adversely affect our business, results of operations, and financial condition.
•Technology system failures, cybersecurity breaches, or data privacy incidents could materially disrupt operations and cause financial and reputational damage.
•Changes in our underwriting practices and mix of business have the potential to increase risk and negatively affect our financial results.
•Our business depends on hiring and retaining experienced management and key personnel; the failure to do so could disrupt operations and negatively impact our financial condition.
•The mortgage insurance market is highly competitive. Competition from private mortgage insurers, government programs, and potential new market entrants —combined with pricing pressure and shifting customer preferences and relationships—could lead to a reduction in our new insurance written.
•Adverse rating agency actions could affect our competitiveness, GSE eligibility, and access to capital.
•Litigation and regulatory proceedings could result in fines, settlements, operational restrictions, or reputational harm.
•Our investment portfolio is exposed to risks that could adversely impact our operations and financial results. Future capital needs could require issuance of debt or equity, potentially diluting shareholders.
•Our stock price may fluctuate due to economic, industry, regulatory, or company specific developments.
•Regulatory limits on dividends from our insurance subsidiaries have the potential to constrain holding company liquidity and our ability to pay shareholder dividends or repurchase stock in the future.
We are not undertaking any obligation to update any forward-looking statements or other statements we may make even though these statements may be affected by events or circumstances occurring after the forward looking statements or other statements were made. No investor should rely on the fact that such statements are current at any time other than the time at which this press release was delivered for dissemination to the public.

While we communicate with security analysts from time to time, it is against our policy to disclose to them any material non-public information or other confidential information. Accordingly, investors should not assume that we agree with any statement or report issued by any analyst irrespective of the content of the statement or report, and such reports are not our responsibility.